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                                                                    EXHIBIT 10.8

STATE OF GEORGIA

GWINNETT COUNTY


                                LEASE AGREEMENT
                                ---------------


     THIS LEASE AGREEMENT ("Lease"), made this 8th day of December, 1997, by and between WEEKS DEVELOPMENT PARTNERSHIP, hereinafter referred to as "Landlord", and INNOTRAC CORPORATION, hereinafter referred to as "Tenant";

                                   ARTICLE I

                                   PREMISES
                                   --------

     1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the property hereinafter referred to as the LEASED PREMISES, described as: (i) an office warehouse building (the "Building") containing approximately 250,000 square feet of leasable space (50,000 square feet of office space and 200,000 square feet of warehouse space) in the Sugarloaf Office Park, Duluth, Georgia, with a street address of 6655 Sugarloaf Parkway, which Building is to be constructed by Landlord for Tenant, at Landlord's sole cost and expense, in accordance with the Approved Plans and Specifications (as defined in Section
3.03 hereof), and (ii) the land on which the Building is to be located with all its rights and appurtenances (the "Land") and as more particularly described on Exhibit "A" attached hereto and by this reference incorporated herein. (The Building and Land are sometimes collectively referred to as the "Leased Premises").

     1.02 Landlord represents, warrants and covenants to and with Tenant, knowing that Tenant is relying on each such representation, warranty and covenant, that:

             (a) Landlord is a general partnership, duly organized, validly existing and in good standing under the laws of the State of Georgia. All partnership action has been taken by Landlord authorizing and approving the execution of and entry into this Lease and the performance by Landlord of Landlord's duties and obligations under this Lease.

             (b) To the best of Landlord's knowledge, there are no actions, suits or proceedings pending or threatened against, by or affecting
     Landlord which affect title to the Leased Premises or which question the validity or enforceability of this Lease or of any action taken by Landlord under this Lease, in any court or before any governmental authority, domestic or foreign.
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             (c) The execution of and entry into this Lease, and the performance by Landlord of Landlord's duties and obligations under this Lease are consistent with and not in violation of, and will not create any adverse condition under, any contract, agreement or other instrument to which Landlord is a party, any judicial order or judgment of any nature by which Landlord is bound, or the organizational documents of Landlord.

             (d) By the Commencement Date, Landlord shall have good and marketable fee simple title to the Leased Premises subject only to the exceptions, liens and encumbrances listed on Exhibit "A-1" ("Permitted Exceptions").

             (e) There are no encroachments on the Land, with the exception of a monument sign located on the corner of Sugarloaf Parkway and Premier Parkway, and the Building will be situated entirely within the boundaries of the Land and within applicable building lines.

             (f) The Building or any improvements to be constructed by Landlord on the Leased Premises will not contain hazardous substances or hazardous materials; and, to the best of Landlord's knowledge, no Hazardous Substances have been released, introduced, spilled, discharged or disposed of on, in or under any adjacent land.

             (g) By the Commencement Date, the Land will constitute either a previously subdivided lot in compliance with applicable subdivision regulations and similar governmental requirements, or will constitute a lot that was created in a manner not subject thereto; and no subdivision filing or approval or similar governmental filing or approval will be required for the conveyance of the Land.

             (h) To the best of Landlord's knowledge, there are no pending, threatened or contemplated condemnation actions involving all or any portion of the Land; and, to the best of Landlord's knowledge and belief, there are no existing, proposed or contemplated plans to widen, modify or realign any public rights-of-way located adjacent to any portion of the Land.

             (i) By the Commencement Date, all utilities (including, without limitation, water, storm and sanitary sewer, electricity, gas, telephone and cable television) will be available on the Land through private easements or properly dedicated public easements in capacities sufficient to serve and operate the Building.

             (j) By the Commencement Date, access to the Land from streets and roads adjoining the Land shall be provided by a curb cut to Sugarloaf Parkway and a curb cut to Premier Parkway as shown on the Site Plan referred to on Exhibit "B", and such access shall not otherwise be limited or restricted.

                                       2
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                                   ARTICLE II

                                      TERM
                                      ----

     2.01 TO HAVE AND TO HOLD said Leased Premises for a term commencing on the date of Substantial Completion of the Leased Premises (hereinafter referred to as the "Commencement Date") and continuing for a period of ten (10) years, (provided that if the Commencement Date is not the first day of a calendar month, the term of this lease shall continue until the last day of the calendar month in which the tenth (10th) anniversary of the Commencement Date occurs) upon the terms, conditions, and covenants contained herein. "Substantial Completion" shall mean the date three (3) weeks after the: (i) completion of construction of the Leased Premises in accordance with the Approved Plans and Specifications, subject only to normal punchlist items which shall be set forth in the Punch List described in section 7.03; and (ii) issuance of a Certificate of Occupancy for the Building, and all other certificates, licenses, permits, authorizations and approvals for the full and complete uses and occupancy of the Leased Premises by Tenant ("Other Licenses"), by all governmental authorities having jurisdiction with respect thereto; provided, however, that Other Licenses shall not include any certificate, license, permit or other authorization or approval that (i) Tenant is required to obtain under this Lease; or (ii) relate to Tenant's own operations at the Leased Premises. It is understood and agreed by Landlord and Tenant that in order to achieve Substantial Completion the Punch List must be those items which shall, if taken either individually or in the aggregate, do not materially or substantially interfere with Tenant's taking possession of, moving its personal property and effects into, or using and enjoying the Leased Premises for the purposes for which it was intended. Landlord agrees to provide to Tenant at least fifteen (15) days prior written notice of the date on which it expects to achieve Substantial Completion.


                                  ARTICLE III

                                    RENTAL
                                    ------

     3.01 As rental for the Leased Premises, Tenant agrees to pay to Landlord, without offset or abatement, except as otherwise provided in the Lease, Base Rental as set forth below:

     Years 1 - 5     $71,458.33/month      $857,500.00/year
     Years 6 - 10    $80,000.00/month      $960,000.00/year

due on or before the first day of each calendar month beginning on or following the Commencement Date and thereafter for the remainder of the term, together

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with any other additional rental as hereinafter set forth.  Tenant shall pay interest at a rate of eight percent (8%) per annum on any payment of Base Rental remaining due five (5) days after the due date thereof. Tenant has deposited with Landlord, upon delivery of this Lease Agreement, an amount equal to Seventy-One Thousand Four Hundred Fifty-Eight and 33/100 Dollars ($71,458.33) which is to be applied as first month's rental, and part of the second month's rental if the first month is a partial month. Landlord shall hold an amount equal to Ten Thousand Seven Hundred Sixty-two and 50/100 ($10,762.50) Dollars from Tenant's previous lease agreement, and upon execution of this Lease, shall apply said amount to be held as a refundable security deposit for this Lease.
If Tenant shall perform each provision of this Lease, any portion of the security deposit which has not been appropriated by Landlord in accordance with the provisions hereof shall be returned to Tenant, without interest, within thirty (30) days after the expiration of the term of this Lease.
Notwithstanding anything to the contrary, Landlord shall not appropriate any portion of the security deposit without first giving Tenant notice which expressly sets forth which provision of the Lease was breached by Tenant and the damages suffered by Landlord as a result of such breach. If the Commencement Date of this Lease shall be a date other than the first day of a calendar month, applicable rent for such month shall be prorated on a daily basis, based on the number of days in such month, and such sum shall be due on the Commencement Date.

     3.02 In addition to the rentals called for herein, Landlord agrees to provide or contract for the common area maintenance ("CAM") and Tenant agrees to pay Landlord additional rental for said CAM. CAM shall consist of: maintaining parking areas, planted areas, signs, and routine lawn maintenance, including the trimming of plantings and pruning of trees in the summer, all done in a manner consistent with like-kind space in the northern corridor of the Atlanta, Georgia Metropolitan area. Specifically excluded from the definition of the term "CAM" are expenses for repairs, replacements and general maintenance to the extent paid by proceeds of insurance or by Tenant or other third parties; expenses for repairs, replacements or maintenance to the extent same are to be paid for by Landlord pursuant to the provisions this Lease; interest, amortization or other payments on loans to Landlord whether secured or unsecured; depreciation of the Building; leasing commissions; legal expenses; salaries of officers, executives, employees and agents not directly involved in the on-site operation of the Building; state, federal or local income taxes, excess profits or franchise taxes or other such taxes imposed on or measured by or determined from the gross income of Landlord; and any capital improvements to the Leased Premises with the exception of those mandated by governmental requirements occurring after the Commencement Date. Each year during the term hereof, Landlord shall give Tenant written notice of its estimate of the amount of CAM charges (collectively "Charges") for the Leased Premises for the calendar year. Tenant shall, thereafter, during that calendar year, pay to Landlord one-twelfth (1/12) of the amount set forth in said statement at such time as its monthly installments of base rental hereunder are due and payable. At such time as Landlord is able to determine the actual Charges for such calendar year, Landlord shall deliver to Tenant a statement thereof, and in the event the estimated Charges differ from

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the actual Charges, any adjustment necessary shall be made to additional rental payments next coming due under this section. Charges for the Leased Premises shall be set at $.25 per square foot of space contained within the Leased Premises for the first full year of the Lease and can only be increased five percent (5%) per annum thereafter. CAM for the calendar years during which the Commencement Date and the last day of the term of Lease occur shall be prorated so that Tenant pays only that portion of the CAM for such calendar years allocable to periods of time during the term of this Lease.

     3.03 The base rental provided in section 3.01 above, was based, in part, on a tenant finish allowance for the office space in the amount of $25.00 per square foot ($1,250,000.00) (the "Allowance") for the costs and expenses of construction of the tenant finish to the Leased Premises as set forth in the plans and specifications attached hereto in Exhibit "B" and by reference incorporated herein (herein referred to as the "Approved Plans and Specifications"). Any increases in costs and expenses due to Change Orders shall be taken into account in the manner described in Section 7.01.

     3.04 Tenant agrees to pay as additional rent to Landlord, upon demand, its pro rata share of any utility surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any Federal, State, Municipal or local governmental authorities in connection with its use or occupancy of the Leased Premises.

     3.05 Tenant recognizes that the Leased Premises are subject to the Protective Covenants (as defined below) and that the Protective Covenants provide, among other things, for the imposition of assessments and other charges against the Leased Premises and the Land. Tenant agrees to pay as additional rent to Landlord, upon demand, any costs, expenses or assessments levied, assessed or imposed on the Leased Premises ("Covenant Assessments") by, or at the direction of, any entity or group authorized by the Protective Covenants to make such assessments or levy such costs in connection with the Leased Premises. Tenant may, within the time and in the manner prescribed by the Protective Covenants for such purpose, in its own name and behalf or, if necessary or appropriate in order to perfect such challenge, in the name and on behalf of Landlord, challenge the amount, validity or applicability of any such costs, expenses or assessments (an "Assessment Protest"); provided that (a) Tenant shall pay any such cost, expense or assessment under protest, prior to delinquency, if any such Assessment Protest does not suspend the collection thereof from any party, and (b) no portion of the Leased Premises or any rentals payable hereunder or Landlord's title or interest therein would be in any danger of being sold, forfeited, interrupted or lost as a result of such Assessment Protest. Tenant shall prosecute any Assessment Protest with due diligence and continuity. Tenant shall provide Landlord with copies of any application, petition or other pleading filed in connection with any Assessment Protest before filing. Landlord may, at its own expense, join with Tenant in making any such application, petition or other pleading, retain co-counsel, attend hearings, present evidence and arguments, and generally participate in the

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conduct of the Assessment Protest.  If and to the extent that Landlord is requested in writing to do so by Tenant, Landlord agrees to cooperate with Tenant in good faith in connection with any Assessment Protest undertaken by Tenant ("Landlord's Cooperation With Assessment Protest"), provided Tenant promptly reimburses Landlord for reasonable expenses in connection therewith. Subject to Landlord's right to reimbursement as set forth below, Tenant shall be entitled to receive and retain any refund of any costs, expense or assessments obtained by Tenant, to the extent such cost, expense or assessment was paid by Tenant under this section 3.05. Nothing contained in this section 3.05 shall limit or restrict Landlord's right to undertake any Assessment Protest with respect to the Leased Premises at its own expense. Any reduction in or refund of any such costs, expenses or assessments previously paid by Tenant obtained by Landlord shall be applied first to Landlord's reasonable costs and expenses incurred in connection with Landlord's Cooperation With Assessment Protest, with the balance refunded to Tenant in the manner described above, and in the event of a reduction in any such costs, expenses and assessments not yet paid by Tenant, Tenant shall reimburse Landlord, within thirty (30) days of receipt of Landlord's invoice therefor, for Landlord's reasonable costs and expenses incurred in connection with Landlord's Cooperation With Assessment Protest, up to the amount of the reduction obtained. In the event Tenant undertakes or files any Assessment Protest in the name of Landlord, Tenant shall promptly provide Landlord written notice thereof, and Tenant acknowledges that Tenant's use of Landlord's name shall be subject to the indemnification of Landlord contained in
Article 12 hereof. Tenant shall give Landlord five (5) days advance written notice of any such use of Landlord's name. Covenant Assessments for the calendar years during which the Commencement Date and the last day of the term of the Lease occur shall be prorated so that Tenant pays only that portion of the Covenant Assessments for such calendar years allocable to periods of time during the term of this Lease.

     "Protective Covenants" means the Initial Declaration of Covenants, Conditions and Restrictions, dated November 1,1996 by King & Spalding, recorded in Deed Book 13418, Page 0001, Gwinnett County, Georgia Records, as further amended.

     3.06 It is the purpose and intent of Landlord and Tenant that (except as otherwise expressly provided in this Lease) the base rental payable under this Lease be net. Tenant covenants and agrees with Landlord to pay and discharge on a timely basis, as additional rent hereunder, those items set forth above and in Articles 6 and 8 hereof, excepting only any costs, expenses and/or obligations which arise as a result of the negligence, intentional misconduct or unauthorized acts of Landlord which are not covered by the insurance under
Article 17 hereof. Notwithstanding the foregoing, nothing contained herein shall be construed to require Tenant to make any debt service payments under any secured or unsecured indebtedness of Landlord or to pay any costs and expenses which this Lease expressly provided for Landlord to pay (including the costs and expenses Landlord agrees to pay under Article 7 hereof), or to pay any income taxes, franchise taxes, estate or gift taxes, inheritance taxes, transfer taxes, recording taxes or intangibles taxes of Landlord.

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                                   ARTICLE IV

                        DELAY IN DELIVERY OF POSSESSION
                        -------------------------------

     4.01 Attached hereto as Exhibit "C" is a schedule of construction of the Leased Premises, including the dates by which Tenant must make certain decisions regarding the Leased Premises (hereinafter referred to as the "Construction Schedule"). Landlord and Tenant shall use their diligent good faith efforts to ensure construction of the Leased Premises remains on schedule in accordance with the Construction Schedule, provided, however, that in no event shall the failure of Landlord to cause Substantial Completion to occur on or before the Substantial Completion Deadline (hereinafter defined), constitute a default by Landlord under this Lease. In the event of any delay in Substantial Completion of the Leased Premises caused by Tenant Delays (hereafter defined), the Commencement Date (for purposes of Tenant's obligation to commence the payment of rent and for purposes of fixing the lease term) shall be the date on which Substantial Completion would have occurred but for such delay.

     4.02. Landlord acknowledges and agrees that it is of critical importance to Tenant that Landlord shall have achieved Substantial Completion by 7/1/98 (the "Substantial Completion Deadline"). Accordingly, Landlord agrees that Landlord shall be liable to and shall pay Tenant for damages suffered by Tenant ("Tenant's Damages") as a result of Landlord's failure to meet such construction deadlines, and such Tenant's Damages shall be calculated as follows:

     (i) if Substantial Completion, as extended by Tenant Delays or Excusable Delays other than adverse weather conditions, occurs after 7/1/98 but prior to 8/1/98 and was delayed by (a) reasons other than adverse weather conditions, then Tenant's Damages shall be the amount which is the greater of the rent paid or to be paid by Tenant for the month of August 1998 for the lease at 6866 Jimmy Carter Boulevard or the last month's rent paid by Tenant under such lease (such greater amount shall be known herein as "Tenant's Rent Payment"), or (b) reasons of adverse weather conditions, then Tenant's Damages shall be one-half (1/2) of Tenant's Rent Payment; or

     (ii) if Substantial Completion, as extended by Tenant Delays or Excusable Delays, occurs on or after 8/1/98 then Tenant's Damages shall be: (a) the amount by which the sum of all of the rent paid by Tenant to its landlords under its current leases (1828 Meca Way, Shackleford Road, 6866 Jimmy Carter Boulevard, and parking lot lease at 1 Meca Way) and any other lease which Tenant enters into because of Landlord's failure to meet such construction deadlines, exceeds the Base Rental that would have been due under this Lease, and (b) all moving, storage, setup and any other expenses related to moving to any temporary space; provided, however, that the parties agree to cooperate in good faith in an attempt to mitigate Tenant's Damages as calculated in this subparagraph (ii)

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by utilizing other space which Landlord may have available and  shall provide to
Tenant at no cost.

Furthermore, in addition to Landlord's liability for such damages, Tenant shall be entitled to a credit against future Base Rental equal to the Base Rental for the number of days by which the work necessary to achieve Substantial Completion remains incomplete following the Substantial Completion Deadline for any reason other than Tenant Delays or Excusable Delays.

     4.03 In the event the Substantial Completion has not occurred by 9/15/98, as such date has been extended for Excusable Delays and Tenant Delays, or, in the event Substantial Completion has not occurred by 11/1/98, as such date has been extended for only Tenant Delays, then, in either said event, Tenant shall have the right to terminate this Lease by giving Landlord five (5) days written notice, whereupon neither party shall have further liability to the other hereunder except as provided for in Section 4.02 above.

                                   ARTICLE V

                             USE OF LEASED PREMISES
                             ----------------------

     5.01 The Leased Premises may be used and occupied only for general manufacturing and assembly, testing, warehousing and distribution, showroom and offices, and such other uses as are incidental thereto and customary in connection therewith (collectively herein the "Permitted Uses'), and for no other purpose or purposes, without Landlord's prior written consent. Tenant shall promptly comply at its sole expense with all laws, ordinances, orders, and regulations (collectively herein "Laws", or singularly "Law") which are applicable as a result of Tenant's specific use of the Leased Premises, but specifically not including any zoning Law, building Law or other Law applicable to the construction or installation of the Building (except as a result of or in connection with any alterations made by Tenant). Tenant shall not, without prior written notice to Landlord, do or permit anything to be done in or about the Leased Premises that will in any way increase the insurance premiums due for fire insurance upon the Building. Tenant shall be solely responsible for all increases in fire insurance premium amounts resulting from Tenant's specific use of the Building. Tenant will not perform any act or carry on any practices that will likely injure the building or constitute a nuisance to owners or occupants of adjoining premises. Tenant shall not cause, maintain or permit any outside storage on or about the Leased Premises, including pallets or other refuse. No area outside of the Leased Premises shall be used by Tenant for storage without Landlord's prior written consent. The rear loading areas of the Tenant's unit must be clean and unobstructed. Tenant shall, at Tenant's sole cost and expense, comply fully with all environmental laws and regulations, and all other legal requirements, applicable to Tenant's operations at, on or within, or to Tenant's use and occupancy of, the Leased Premises. On or before the Commencement Date, Tenant shall take possession of, and, thereafter, continuously occupy the Leased Premises during the term of this Lease, and

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operate thereon the normal business operations of Tenant, subject to sections
18.01, 18.02, and 20.01.

     5.02 Tenant shall not cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not permitted by law for the storage and use of such substances or materials, nor allow to be brought into the Lease Premises any such materials or substances except to use in the ordinary course of Tenant's business. Without limitation, hazardous substances or materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any governmental agency shall ever require testing of the Leased Premises to ascertain whether or not there has been any release of hazardous substances or materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand only if such governmental agency makes a written determination that Tenant caused the release of such hazardous substances or materials and Tenant is provided a copy of such determination. In addition, Tenant agrees to provide Landlord with notice any time it brings hazardous substances or materials on to the Leased Premises in such a manner that it would result in a reporting obligation under any federal, state or local law. In addition, Tenant shall execute affidavits, representations and the like from time to time, but limited to one time per calendar year, at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Leased Premises. Tenant shall indemnify Landlord and hold Landlord harmless from and against any and all claims, damages, fines, judgments, penalties, costs, liabilities and losses (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees and consultant and expert fees) arising from or in connection with the presence of hazardous substances in or on the Leased Premises resulting from the actions of Tenant except as a result of the acts or omissions of Landlord, its agents, employees and contractors for which Landlord shall indemnify Tenant and hold Tenant harmless in the manner provided in section 5.03 below. Without limitation of the foregoing, these indemnifications shall include any and all costs incurred due to any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. The indemnification covenants in this section 5.02 shall survive the expiration or earlier termination of the lease term.

     5.03 Landlord shall indemnify Tenant and hold Tenant harmless from and against any and all claims, damages, fines, judgments, penalties, costs, liabilities and losses (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees and consultant and expert fees) arising from or in connection with the presence of hazardous substances in or on the Leased Premises which presence resulted from the acts of Landlord except as a result of the acts or omissions of Tenant, its agents, employees and contractors

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for which Tenant shall indemnify Landlord and hold Landlord harmless in the manner provided in section 5.02 above. Without limitation of the foregoing, these indemnifications shall include any and all costs incurred due to any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. The indemnification covenants in this section 5.03 shall survive the expiration or earlier termination of the lease term.

     5.04 In the event of the discovery of the presence of hazardous substances or materials on the Leased Premises which presence arose prior to the Commencement Date, Tenant shall have the right to terminate the Lease with one hundred twenty (120) days prior notice to Landlord. Notwithstanding the foregoing, Tenant shall not have the right to terminate the Lease if: (i) within ninety (90) days following such notice Landlord brings the Leased Premises in compliance with all laws related to hazardous substances and materials, or to the extent such compliance shall be incapable of completion within such ninety
(90) days, if Landlord shall commence such compliance within such ninety (90) day period and continuously and in good faith prosecute the performance of the same until completion; and (ii) the presence of such hazardous substances or materials does not materially affect Tenant's operations at the Leased Premises.


                                   ARTICLE VI

                                   UTILITIES
                                   ---------

     6.01 Landlord shall not be liable in the event of any interruption in the supply of any utilities unless and except to the extent caused by the actions or inactions of Landlord, its employees, agents, contractors or invitees. Notwithstanding the foregoing, Tenant will not seek recovery against Landlord for damages for the interruption of utility service to the extent such damages have been previously paid by any business interruption insurance that may be carried by Tenant, but Tenant has no requirement to carry such insurance. Also, notwithstanding the foregoing, Landlord agrees to use all reasonable efforts to aid Tenant in having any such interrupted utility restored in an expeditious manner. Tenant agrees that it will not knowingly install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed by Tenant at Tenant's expense in accordance with plans and specifications approved in writing by Landlord to the extent required by
Article 9. Tenant shall be solely responsible for and shall pay all charges for its use or consumption of sanitary sewer, water, gas, electricity and any other utility services for the Leased Premises.

                                  ARTICLE VII

                             LANDLORD'S OBLIGATIONS
                             ----------------------

     7.01 The Leased Premises shall be constructed by Landlord: (i) in accordance with the Approved Plan and Specifications and anything reasonably inferable therefrom; (ii) in compliance with all federal, state, county, municipal or local government laws, ordinances, regulations, rules and orders (including, without limitation, the Occupational Safety and Health Act of 1970, as amended), and after obtaining all necessary approvals and permits; (iii) diligently, continuously and in a workman-like manner; and (iv) with new and first-class materials. The obligations of Landlord in the preceding sentence shall be referred to as "Landlord's Work". All costs of Landlord's Work shall be borne by Landlord. Changes in the Approved Plans and Specifications shall be made only pursuant to written change order (hereafter a "Change Order") signed by both Tenant and Landlord and shall be in compliance with the Protective Covenants. Such Change Order shall specify the increase or decrease in construction costs as a result of the change (which shall be based on the actual costs and expenses attributable thereto with no mark-up or profit by Landlord or general contractor whatsoever, except for a 10% mark-up for overhead and profit to be charged by Landlord), and any reasonably expected increase or decrease in the time, if any, required to substantially complete construction as a result of such change. In the event of a net increase in the cost of construction resulting from such Change Orders requested by Tenant, Landlord shall invoice Tenant for the net increase upon Substantial Completion of the Leased Premises, in which event Tenant shall pay Landlord the amount thereof within ten (10) business days after delivery of such invoice. In the event of a net increase in the amount of time required for substantial completion resulting from such Change Orders requested by Tenant, such Change Orders shall constitute an amendment to this Lease extending the dates specified in Article 4 hereof by that number of days of net additional time so specified in such Change Orders; provided, however, that in such event the Commencement Date, for purposes of Tenant's obligation to commence the payment of rent and for purposes of fixing the lease term, shall be the date on which Substantial Completion would have occurred but for the extension of time caused by such Change Order. Landlord shall indemnify and hold Tenant harmless from or in connection with any occurrence during construction of the Leased Premises, unless such claims or demands are caused by any act or negligence of Tenant or its agents, contractors, employees or invitees.

     7.02 During the course of construction of the Leased Premises, Tenant may enter upon the Leased Premises for purposes of inspecting and reviewing Landlord's Work, taking measurements, making plans, installing trade fixtures and telephones, erecting temporary or permanent signs and doing such other work as may be appropriate or desirable without being deemed thereby to have taken possession or obligated itself to pay rent but Tenant agrees that: (a) Landlord shall have no liability for injury to any person or damage to any property of Tenant stored on the Leased Premises except for damages caused by the negligence of Landlord or its employees, contractors, or agents, (b) Tenant shall not materially interfere with Landlord's construction work on the Leased Premises,
(c) Tenant shall indemnify, protect and hold harmless Landlord from and against any and all claims, demands, damages, losses, costs, expenses, liabilities and actions at law or in equity directly arising out of Tenant's exercise of such right, and (d) Tenant shall be solely responsible for the permitting of any such work it performs to the extent required.

     7.03 No later than twenty (20) days after the Commencement Date, Tenant and Landlord shall an agreed final punch list ("Punch List") setting forth the work, if any, remaining to be done, or requiring correction, on the Leased Premises, and Landlord shall promptly commence, and thereafter with due diligence prosecute to completion the work required by the Punch List (which shall in no event include, except on the condition Tenant shall pay to Landlord the actual cost thereof plus ten percent (10%) of such amount, work required as a consequence of injury or damages to the Leased Premises attributable to Tenant, its agents, employees, contractors or movers). If the parties cannot agree upon the Punch List, then the Punch List shall be determined by an independent professional engineer employed by the mutual agreement of Landlord and Tenant. Landlord agrees to commence to complete all the items on the Punch List within thirty (30) days after Substantial Completion. Landlord acknowledges and agrees that in the event it has not completed all of the items on the Punch List within ninety (90) days after Substantial Completion, Tenant shall have the right to complete such items and charge Landlord the cost thereof.

     7.04 Notwithstanding anything elsewhere in this Lease to the contrary, Landlord shall, at its sole cost and expense, upon notice by Tenant, for a period of one (1) year immediately subsequent to the Commencement Date, repair, replace or otherwise correct any defects or problems related to any of Landlord's Work, as well as defects in any of the additional items to be constructed or installed by Landlord in accordance with this Lease, provided that Landlord shall not have any obligation to correct or repair any defect or condition directly caused by the acts of Tenant, its agents, contractors, employees or invitees. In addition, Landlord acknowledges and agrees that it shall, at its sole cost and expense, repair any defects or problems in any of the structural components of the Leased Premises (including but not limited to the roof, exterior walls, and foundation) discovered during the Lease Term. Landlord acknowledges and agrees that Landlord's costs incurred in connection with its obligations under this Section 7.04 shall not be passed through as CAM.

     7.05 From the Commencement Date until the expiration or earlier termination of the term hereof, Tenant shall have exclusive control of the Leased Premises and Landlord shall be under no obligation to inspect the same. Tenant shall report in writing to Landlord any defective condition known to it which Landlord is required to repair, and Landlord shall move with reasonable diligence to repair such condition. Landlord agrees that in the event Landlord fails to maintain the Leased Premises as required or fails to commence to make repairs within thirty (30) days after its receipt of notice from Tenant, or fails thereafter to diligently pursue such repair to completion, then Tenant shall have the right to make such repairs or have a contractor make such repairs and charge Landlord for the cost thereof. Failure to report such defects within a reasonable time after discovery shall make Tenant responsible to Landlord for any and all additional costs or liability incurred by Landlord resulting from such delay in notification.

                                  ARTICLE VIII

                                 TENANT REPAIRS
                                 --------------

     8.01 Except as otherwise expressly provided in Article 7, Tenant shall, at its sole cost, keep and maintain the Leased Premises and appurtenances and every part thereof, including by way of illustration and not by way of limitation the all windows, and skylights, doors, any store front and the interior of the Leased Premises, including all plumbing, heating, air conditioning, sewer, electrical systems and all fixtures and all other similar equipment serving the Leased Premises (but expressly excluding the roof, exterior walls, foundation and all structural elements of the Building) in good and sanitary order, condition, and repair. Tenant shall be responsible for its own pest control within the Leased Premises. In the event Tenant fails to maintain the Leased Premises as required herein or fails to commence repairs (requested by Landlord in writing) within thirty (30) days after such request, or fails diligently to proceed thereafter to complete such repairs, Landlord shall have the right in order to preserve the Leased Premises or portion thereof, and/or the appearance thereof, to make such repairs or have a contractor make such repairs and charge Tenant for the cost thereof as additional rent.

     8.02 Tenant shall obtain upon occupancy and keep current during the lease term a service maintenance contract on the heating, ventilation and air conditioning (HVAC) equipment serving the Leased Premises. The contract shall be between Tenant and a dealer-authorized company acceptable to Landlord, and shall at a minimum provide for an equipment check and tune-up service each spring and fall, and filter and lubrication service every six (6) months. A copy of said contract shall be provided to Landlord, as shall any modification, extension, renewal or replacement thereof.

                                   ARTICLE IX

                         ALTERATIONS, MECHANICS' LIENS
                         -----------------------------

     9.01 Alterations may not be made to the Leased Premises without prior written consent of Landlord, and any alterations of the Leased Premises excepting moveable furniture and trade fixtures shall at Landlord's option become part of the realty and belong to Landlord. Notwithstanding the foregoing provisions, Tenant shall have the absolute right to make alterations, additions or improvements to the Leased Premises ("Tenant's Alterations") having a cost of Fifteen Thousand Dollars ($15,000.00) for each alteration, addition or improvement, or Forty-Five Thousand Dollars ($45,000.00) in the aggregate per lease year, provided Tenant's Alterations do not materially and adversely affect the structure, electrical, mechanical or plumbing systems of the Building.

     9.02 Should Tenant desire to alter the Leased Premises and Landlord must consent to such alterations, at Landlord's option, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations.

     9.03 Notwithstanding anything in section 9.01 or 9.02 above, Tenant may, install trade fixtures, machinery or other trade equipment in conformance with all applicable laws, statutes, ordinances, rules, regulations, and the same may be removed upon the termination of this Lease, and the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear only excepted. Upon termination of the Lease, Tenant shall not be required to remove: (i) any alteration, addition or improvement approved by Landlord during the term unless Landlord advises Tenant at time of such approval that it will require such removal; and (ii) any of Tenant's Alterations unless Landlord advises Tenant within ten (10) days of its knowledge of such alteration that it will require such removal. Tenant shall keep the Leased Premises, the building and property in which the Leased Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant, and Tenant shall discharge of record by bond or otherwise, within ten (10) days following the filing thereof, any mechanic's or similar lien or encumbrance filed against the Leased Premises for work or materials claimed to have been furnished to or for the benefit of Tenant and/or the Leased Premises, but expressly excluding any work performed for, materials furnished to, or obligations incurred by Landlord. All such work provided for above requiring Landlord's approval, shall be done at such times and in such manner as Landlord may from time to time designate.

                                   ARTICLE X

                            WASTE AND QUIET CONDUCT
                            -----------------------

     10.01 Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing which may unreasonably interfere with the quiet enjoyment of any owner or occupant of any other property in the project in which the Leased Premises are located.

                                   ARTICLE XI

                            FIRE INSURANCE, HAZARDS
                            -----------------------

     11.01 No use shall be made or permitted to be made of the Leased Premises, nor acts done which might increase the existing rate of insurance upon the Building or cause the cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises and appurtenances. In the event that Tenant takes any actions in the future, or conducts its business in such a way that causes an increase in the fire insurance rate on the Building, Landlord shall give Tenant notice of such proposed increase, and Tenant shall have a period of ten (10) days within which to discontinue such actions or use before Tenant shall be responsible for the payment of such increase in cost.

                                  ARTICLE XII

                           INDEMNIFICATION BY TENANT
                           -------------------------

     12.01 Tenant shall indemnify Landlord and hold Landlord harmless against and from any and all claims arising from Tenant's use of the Leased Premises (other than those arising from any negligence of Landlord or its agents or employees), or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, reasonable attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Landlord by reason of any such claim. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel, chosen by Tenant, and who is reasonably acceptable to Landlord. The obligations of Tenant under this Section
12.01 shall survive any termination or expiration of this Lease.

     12.02 Landlord shall indemnify and hold harmless Tenant against and from all claims arising from any breach or default in the performance of any obligation on Landlord's part to be performed under this Lease, or arising from any act, neglect, fault or omission of Landlord or of its agents, employees or contractors and from and against all reasonable costs, reasonable attorneys' fees actually incurred, expenses and liabilities actually incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Tenant by reason of any such claim. Landlord upon notice from Tenant shall defend the same at Landlord's expense by counsel, chosen by Landlord, and who is reasonably acceptable to Tenant. The obligations of Landlord under this Section 12.02 shall survive any termination or expiration of this Lease.

                                  ARTICLE XIII

                                WAIVER OF CLAIMS
                                ----------------

     13.01 Notwithstanding any indemnity granted herein, and notwithstanding any other term or provision of the Lease to the contrary, Landlord and Tenant hereby both release the other and their respective employees, agents and invitees from and waive any claims either may have against the other and their employees, agents, servants or invitees for any loss or damage to the Building, Leased Premises, Land, improvements on or to the Building, Leased Premises, or Land, or the contents of the foregoing, and any personal property stored or placed thereon by either of them caused by any of the perils insurable against under fire and extended coverage insurance policies with "all risks" endorsement, whether such damage or loss was caused by the negligence of either of them or their respective employees, agents, servants or invitees. The foregoing mutual release and waiver of subrogation shall apply whether or not such insurance on the Building, Leased Premises, Land, improvements, contents, and/or personal property was in force at the time of the loss of damage. Moreover, each party agrees to take all actions necessary to make the foregoing release effective and binding upon their respective insurance carriers so that such carriers specifically waive any right of subrogation that such carriers might otherwise have against the other party and/or their respective employees, agents, servants or invitees.

                                  ARTICLE XIV

                               SIGNS, LANDSCAPING
                               ------------------

     14.01 Landlord shall have the right to control landscaping and approve the placing of signs and the size and quality of the same. Tenant shall, however, be entitled to make changes to the landscaping plan shown on the Approved Plans and Specifications, with the prior written consent of the Landlord. Tenant shall place no exterior signs on the Leased Premises without the prior written consent of Landlord, but Landlord hereby approves the placement of an appropriate monument sign at the Sugarloaf Parkway entrance and a smaller monument sign and "truck entrance" and/or "delivery entrance" sign at the Premiere Parkway entrance. Any signs not in conformity with the Lease may be immediately removed by Landlord. Notwithstanding the above language, Landlord acknowledges and agrees that Tenant shall be entitled to have corporate identification signage on any and all Sugarloaf Office Park signs which list tenants or any multi-user directional signs constructed by Landlord within the Sugarloaf Office Park, and, furthermore, Landlord acknowledges and agrees that it will not withhold its approval of any proposed Tenant signage based upon size so long as such signage is in conformance with the Protective Covenants and all applicable governmental requirements. Finally, Tenant shall have the absolute right to place such identification signs within the interior of the Building as Tenant so elects.

                                   ARTICLE XV

                               ENTRY BY LANDLORD
                               -----------------

     15.01 Tenant shall permit Landlord and Landlord's agents to enter the Leased Premises at all reasonable times during normal business hours for the purpose of inspecting the same or for the purpose of maintaining the building, or for the purpose of making repairs, alterations, or additions to any portion of the building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required or for the purpose of posting notices of non-responsibility for alterations, additions or repairs; and shall permit Landlord upon the Leased Premises at any time within thirty (30) days prior to the expiration of this Lease for the purpose of placing any usual or ordinary "to let" or "to lease" signs, or placing upon the Building any usual or ordinary "for sale" signs, or ninety (90) days prior to the expiration of this Lease for showing the Leased Premises to prospective tenants, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the exterior doors about the Leased Premises. Notwithstanding the foregoing, Landlord agrees to use all reasonable efforts to provide Tenant at least twenty-four (24) hours prior written notice of its intent to enter the Leased Premises and further agrees any such entry shall be conducted in such manner so as to minimize any interference with Tenant's business operations.

                                  ARTICLE XVI

                                     TAXES
                                     -----

     16.01 (a) Tenant shall, without notice or demand, as additional rent, pay and discharge, on or before the last day on which the same may be paid without penalty, but in no event earlier than ten (10) days after receipt of any invoice or similar notice, all "taxes" (as hereinafter defined) which shall or may during the term be levied, assessed or imposed on or become a lien upon or grow due or payable out of or by reason of the Leased Premises or any part thereof, or the Landlord's interest in the Leased Premises. For the purposes hereof "taxes" shall mean all ad valorem taxes at any time imposed by the United States of America or by any state, city, county or other political or taxing subdivision thereof upon or against this Lease, the Leased Premises, the use or occupancy thereof, the buildings, improvements or personally thereon, any rent or use tax imposed on rent paid by Tenant under this Lease, or any assessments after the Commencement Date for the benefit of public works or improvements which benefit the Leased Premises. Notwithstanding anything hereinabove to the contrary, "taxes" shall not include any penalties or interest imposed or incurred because of Landlord's dilatory payment, unless the delay in payment is due to Tenant's breach of its obligations under this Lease including this
Article 16, or any payment to reimburse Landlord or any affiliate, or related or controlled entity, for any site development or work done on the Leased Premises or in the Sugarloaf Office Park. Taxes for the calendar years during which the Commencement Date and the last day of the term of the Lease occur shall be prorated so that Tenant pays only that portion of the taxes for such calendar years allocable to periods of time during the term of this Lease.

          (b) All taxes imposed upon the Leased Premises during the term of this Lease for public works or improvements which shall benefit the Leased Premises after the expiration of this Lease shall be equitably prorated, so that only the portion of such taxes allocable to the term of this Lease shall be included in determining Tenant's share of "taxes" in accordance with section 16.01(a) above.

          (c) Notwithstanding anything to the contrary expressed or implied in this Article 16 or elsewhere in this Lease, nothing herein is intended to or shall be held or construed so as to require Tenant to pay for any income taxes, franchise taxes, estate or gift taxes, inheritance taxes, or intangible taxes of Landlord.

     16.02 Tenant shall pay as additional rent the amount of all taxes, other than income taxes, upon or measured by the rent payable hereunder, whether as a sales tax, transaction privilege tax, excise tax, or otherwise, which additional rent shall be due and payable at the same time as each installment of base rental.

     16.03 Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Leased Premises.

     16.04 Tax Protest. Tenant may, within the respective times and in the manner prescribed by law for such purposes, in its own name and behalf or, if necessary or appropriate in order to perfect such petition, in the name and on behalf of Landlord (subject to the provisions of section 16.06 hereof), petition for reduction of the assessed valuation of the Building and the Land, claim a refund of real estate taxes or assessments or otherwise challenge the amount, validity or applicability of any taxes or other tax that must be paid by Tenant under this Lease (a "Tax Protest"); provided that (a) Tenant shall pay such tax or assessment under protest, prior to delinquency, if such Tax Protest does not suspend the collection thereof from any party, and (b) no portion of the Leased Premises or any rentals payable hereunder or Landlord's title or interest herein would be in any danger of being sold, forfeited, interrupted or lost as a result of such Tax Protest. Tenant shall prosecute any Tax Protest with due diligence and continuity. Tenant shall provide Landlord with copies of any application, petition or other pleading filed in connection with any Tax Protest before filing. Landlord may, at its own expense, join with Tenant in making any such application, petition or other pleading, retain co-counsel, attend hearings, present evidence and arguments, and generally participate in the conduct of the tax Protest. If and to the extent that Landlord is requested to do so by Tenant, Landlord agrees to cooperate with Tenant in good faith in connection with any Tax Protest undertaken by Tenant ("Landlord's Cooperation With Tax Protest"), provided Tenant promptly reimburses Landlord for any reasonable expenses in connection therewith. Subject to Landlord's right to reimbursement as set forth below, Tenant shall be entitled to receive and retain any refund of taxes or assessments obtained by Tenant, to the extent such taxes or assessment was paid by Tenant under this Article 16. Nothing contained in this section
16.04 shall limit or restrict Landlord's right to undertake any Tax Protest with respect to the Leased Premises at its own expense; to the extent Landlord obtains any reduction in or refund of taxes or assessments, Landlord's reasonable expenses of Landlord's Cooperation With Tax Protest shall be additional rent payable by Tenant to Landlord within ten (10) days of Tenant's receipt of Landlord's invoice therefore, but Landlord shall not be entitled to reimbursement by Tenant for the costs of such Landlord's Cooperation With Tax Protest in excess of any reduction and/or refund of such taxes or assessments so obtained.

     16.05 In the event Tenant undertakes or files any Tax Protest in the name of Landlord, Tenant shall promptly provide Landlord written notice thereof, and Tenant acknowledges that Tenant's use of Landlord's name shall be subject to the indemnification of Landlord contained in Article 12 hereof. Tenant shall give Landlord five (5) days advance written notice of any such use of Landlord's name.

     16.06 Landlord agrees to provide to Tenant a copy of any tax assessment, tax bill, tax statement or other tax invoice within ten (10) days of its receipt of the same.

                                  ARTICLE XVII

                                   INSURANCE
                                   ---------

     17.01 (a) Liability Insurance. Tenant, at its own expense, shall obtain and keep in full force and effect at all times during the term of this Lease public liability insurance for the benefit of Landlord and Tenant (and, at Landlord's request, any Mortgagee (hereinafter defined) of Landlord) jointly against liability for personal injury and property damage in the amount of not less than Three Million Dollars ($3,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of any one person, and in the amount of not less than One Million Dollars ($1,000,000.00) per occurrence in respect to damage to property. Tenant shall increase said insurance coverage as reasonably required by Landlord; provided, however, that the insurance premiums paid for such increased coverage shall not be 5% greater than the prior premiums paid by Tenant. All or part of the liability insurance coverage, if any, that may from time to time be required or maintained in excess of the minimum limits set forth above may be provided by an umbrella policy complying in all respects with the requirements of this Article 17 and which provides that its coverage is not limited or affected by claims made with respect to personal injury or property damage at other locations. As used herein, "Mortgage" means any deed to secure debt, mortgage, deed of trust, or similar security instrument. "Mortgagee" means the holder of a Mortgage.

          (b) Tenant shall obtain and keep in full force and effect at all times during the term of this Lease on all of its personal property in the Leased Premises (including without limitation fixtures, equipment, movable and non-movable trade fixtures, inventory, merchandise and goods) a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the full extent of their insurable value (provided, however, that so long as at least eighty percent (80%) of such insurable value is covered under Tenant's primary policy, the remaining coverage up to full insurable value may be provided by an umbrella policy complying in all respects with the requirements of this Article 17 and which provides that such coverage is not limited or affected by claims for loss or damage to insured property at other locations). During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the personal property, and Landlord will sign all reasonable documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will have no obligation to carry insurance on Tenant's possessions and Landlord will not be responsible for any damage thereto except as expressly set forth in this Lease to the contrary.

          (c) Landlord shall procure and maintain in full force and effect fire and extended coverage insurance covering the Building in an amount at least equal to the full replacement cost thereof ("Landlord's Insurance"). Tenant shall reimburse Landlord for the cost of the premiums for Landlord's Insurance thirty (30) days after receipt of evidence showing payment by Landlord of such premiums; provided, that, Tenant shall only reimburse Landlord for such premiums to the extent the premiums, the coverage and the deductibles related to Landlord's Insurance are reasonable and customary. Landlord shall furnish Tenant with certificates of such policies whenever reasonably required by Tenant to satisfy Tenant that such policies are in full force and effect.

          (d) Each insurance policy required to be maintained by Tenant hereunder shall be written by a company having an A.M. Best Company rating of "A" or better and a financial category of "VII" or better and legally qualified to issue such insurance, and shall name as insured parties Landlord (and, at Landlord's request, any Mortgagee of Landlord) and Tenant as their interests may appear. Each such policy shall provide that it shall not be canceled or reduced except after not less than thirty (30) days written notice to Landlord (and any Mortgagee of Landlord), and shall also provide that the interest of Landlord and any Mortgagee of Landlord shall not be invalidated by any act or negligence of Tenant or Landlord or of any person or entity having an interest in the Leased Premises nor by occupancy or use of the Leased Premises for any purpose that is more hazardous than permitted by such policy. Tenant shall deliver to Landlord (and, at Landlord's request, any Mortgagee of Landlord) a certificate of insurance evidencing the existence and renewal of each insurance policy which is required to be maintained by Tenant hereunder (and specifically confirming that such policy shall not be canceled or reduced except after not less than thirty
(30) days written notice to Landlord and any Mortgagee of Landlord), such delivery to be made promptly after such insurance is obtained at least thirty
(30) days prior to the expiration date of such insurance policy. If any such insurance policy has a deductible clause, Tenant shall be liable for the full deductible amount Each policy of property insurance maintained by Tenant hereunder shall provide that the insurer waives any right of subrogation against Landlord and any Mortgagee of Landlord, and any policy or policies of property insurance maintained by Landlord with respect to the Leased Premises shall provide that the insurer waives any right of subrogation against Tenant. Each such policy maintained by Tenant shall be primary and non-contributing with any insurance carried by Landlord (and any Mortgagee of Landlord). The limits of any insurance provided hereunder shall not limit the liability of Tenant hereunder. If Tenant shall fail to procure and maintain any insurance required hereunder, Landlord may, but shall not be required to, procure and maintain the same but at the expense of Tenant.

          (e) In addition to the foregoing, Tenant shall comply with any reasonable requirements of any Mortgagee of Landlord with respect to insurance on or with respect to the Leased Premises, provided such requirements do not materially increase the obligations or diminish the rights of Tenant hereunder.

                                 ARTICLE XVIII

                                  ABANDONMENT
                                  -----------

     18.01 Subject to Tenant's right to assign or sublease set forth in section 20.1, Tenant shall not vacate nor abandon the Leased Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned and be and become the property of Landlord.

     18.02 Notwithstanding anything to the contrary, Tenant may vacate the Leased Premises during the term of this Lease provided that: (i) Tenant has not been notified in writing of an Event of Default hereunder prior to vacating the Leased Premises; (ii) Tenant adequately secures the Leased Premises to prevent damage, destruction or vandalism to the Leased Premises; (iii) Tenant continues such utilities to the Leased Premises as will prevent any damage to the Leased Premises; and (iv) Tenant continues to provide insurance for the Leased Premises and Tenant pays any increased premium resulting from a lack of a tenant in the Leased Premises.

                                  ARTICLE XIX

                                  DESTRUCTION
                                  -----------

     19.01 In the event of damage to or destruction of the Leased Premises during the lease term which requires repairs to the Leased Premises, Landlord shall (subject to section 19.02 below) forthwith make repairs and put the Leased Premises in a condition at least as good as the condition which existed immediately prior to the damage or destruction ("Landlord's Reconstruction"), provided in Landlord's and Tenant's reasonable judgment repairs can be completed within one hundred twenty (120) days from the date of such damage or destruction under the laws and regulations of authorized public authorities, but such damage or destruction (including any destruction necessary in order to make repairs) shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made. The proportionate reduction is to be based upon the extent to which the damage or destruction, or the making of repairs, shall interfere with the business carried on by Tenant in the Leased Premises. Notwithstanding anything to the contrary, if Landlord's Reconstruction cannot in Landlord's and Tenant's reasonable judgment be completed within one hundred twenty (120) days, then this Lease may be terminated at the option of either party, and all sums payable by Tenant shall be apportioned and paid through the date of such damage or destruction. Notwithstanding the foregoing, if Landlord's Reconstruction is not completed within one hundred twenty (120) days from the date of such damage or destruction, then this Lease may be terminated by Tenant, and all sums payable by Tenant shall be so apportioned. Landlord agrees to notify Tenant in writing of the estimated time period for the completion of required repairs within thirty (30) days after Landlord receives notice of the occurrence of the damaging event, and to promptly commence and diligently prosecute unto completion any repairs required to be made by Landlord hereunder.

     19.02 (a) Either Landlord or Tenant may require that any dispute under this Article 19 be submitted to arbitration pursuant to this section 19.03. To the extent the provisions of this section 19.03 vary from or are inconsistent with the rules of the American Arbitration Association or any other arbitration tribunal, the provisions of this section 19.03 shall govern. All arbitration shall occur at a location in Atlanta, Georgia chosen by the arbitrators and shall, except as expressly provided to the contrary in this section 19.03, be conducted pursuant to the rules of the American Arbitration Association (or the successor organization, or if no such organization exists, then an organization composed of persons of similar professional qualifications).

            (b) The party desiring such arbitration shall give notice to that effect to the other party. As soon as possible, but in any event within the next ten (10) days, Landlord and Tenant shall each select one arbitrator. As soon as possible, but in any event within the next ten (10) days, the two arbitrators so selected shall select a third arbitrator.
     Each arbitrator shall be, if reasonably possible, a recognized expert in the subject matter of the arbitration. In the event of the failure, refusal or inability of any arbitrator to act, a new arbitrator shall be appointed in his stead, which appointment shall be made in the same manner as provided above. At the request of either party, the arbitrators shall authorize the service of subpoenas for the production of documents or attendance of witnesses.

          (c) Within twenty (20) days after their appointment, the arbitrators so chosen shall hold a hearing at which each party may submit evidence, be heard and cross-examine witnesses, with each party having at least ten (10) days advance notice of the hearing. The hearing shall be conducted such that each of Landlord and Tenant shall have reasonably adequate time to present oral evidence or argument, but either party may present whatever written evidence it deems appropriate prior to the hearing (with copies of any such written evidence being sent to the other party).

          (d) The decision of the arbitrators so chosen shall be given within a period of twenty (20) days after the conclusion of such hearing, and shall be accompanied by findings of fact. The decision within which any two arbitrators so appointed and acting hereunder concur, shall in all cases be binding and conclusive upon the parties and shall be the basis for a judgment entered in any court of competent jurisdiction.

          (e) The fees and expenses of the arbitration proceeding and the fees of the third arbitrator appointed under this section 19.03 shall be equally borne by both parties. Landlord and Tenant shall each pay the fees of the arbitrator each selected, and the fees and expenses of preparing and presenting its own case. Landlord and Tenant may at any time by mutual written agreement discontinue arbitration proceedings and agree themselves upon any such matter submitted to arbitration.

                                   ARTICLE XX

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     20.01  Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the Leased Premises; provided, however, in the event of any such transfer and assignment, Landlord shall remain primarily responsible for any liability to Tenant arising either: (i) prior to the date of said assignment; or (ii) by virtue of Landlord's failure to timely deliver the Leased Premises to Tenant in accordance with the standards and schedules set forth in this Lease. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of the Landlord. Landlord agrees to provide Tenant written notice of its decision to either approve or disapprove of any proposed sublessee or assignee within ten (10) days of Tenant's request for such approval and failure to deliver such notice by Landlord within this ten (10) day period shall be deemed approval. Tenant shall state in its request for such approval that Landlord has only ten (10) days to respond or Landlord's approval will be deemed granted. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Notwithstanding the foregoing, Tenant shall have the right, without Landlord's consent, to sublet the Leased premises or any part thereof, or assign this Lease, to any of Tenant's parent, subsidiaries or affiliated companies; provided, however, as a condition to any such subletting or assignment: (i) both Tenant and the proposed subtenant or, if applicable, assignee, shall be solvent at the time of each such subletting and/or assignment; (ii) Tenant shall provide Landlord at least ten (10) business days prior written notice of each such subletting and/or assignment; and (iii) no such subletting and/or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay Base Rental or additional rent hereunder and to perform all obligations to be performed by Tenant under this Lease. Upon the occurrence of an "Event of Default" as defined below, if all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease, or an acceptance of such assignee or subtenant. In the event that Tenant sublets the Leased Premises or any part thereof, or assigns this Lease and at any time receives rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 50% of the gross excess in such rent as such rent is received by Tenant and 50% of any other consideration received by Tenant from such subtenant in connection with such sublease or, in the case of any assignment of this Lease by Tenant, Landlord shall receive 50% of any consideration paid to Tenant by such assignee in connection with such assignment Landlord acknowledges and agrees that Tenant shall be entitled to recoup any and all normal customary costs incurred in connection with its re-leasing or assigning the Leased Premises prior to sharing with Landlord any gross excess and/or additional consideration received by Tenant as a result of any sublease or assignment. In addition, should Landlord agree to an assignment or sublease agreement, Tenant will pay to Landlord on demand the sum of $500.00 to partially reimburse Landlord for its costs, including reasonable attorneys' fees, incurred in connection with processing such assignment or subletting request.

     20.02 Landlord understands that Tenant, as a part of its business, stores materials and information for its clients and charges for such storage. Such storage shall not be considered an assignment or sublease under paragraph 20.01 and shall be a considered a Permitted Use under paragraph 5.01.

                                  ARTICLE XXI

                              INSOLVENCY OF TENANT
                              --------------------

     21.01 Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointments, assignments or action continues for a period of sixty (60) days, constitute a breach of this Lease by Tenant, and Landlord may at its election without notice, terminate this Lease and in that event be entitled to immediate possession of the Leases Premises and damages as provided below.

                                  ARTICLE XXII

                                BREACH BY TENANT
                                ----------------

     22.01 The occurrence of any of the following shall constitute an Event of Default ("Event of Default") under this Lease on the part of Tenant:

          (a) Failure to pay when due any payment of base rental, additional rent, or any other sum of money payable by Tenant under this Lease, and such failure to pay continues for a period of ten (10) days after notice from Landlord of such failure to pay; provided, however, Landlord shall not be required to provide such notice more than two (2) times in any one (1) calendar year, the third (3rd) and any subsequent such failure in such calendar year to pay within ten (10) days after the due date therefor constituting an Event of Default without Landlord being required to provide such notice or allow Tenant a grace period after such notice;

          (b) Tenant's interest in this Lease or the Leased Premises shall be subjected to any attachment, execution, levy or other judicial seizure pursuant to any order or decree entered against Tenant in any legal proceeding that is not stayed (so as to prevent seizure) pending appeal and such order or decree is not vacated or bonded against so as to prevent seizure upon the earlier to occur of (aa) fifteen (15) days prior to the sale of such interest pursuant to such order or decree, or (bb) sixty (60) days after entry of the order; or

          (c) Tenant breaches or fails to comply with any term, provision, condition, or covenant of this Lease, other than as described in clause 21.01(i) above, and such breach or failure continues for thirty (30) days after written notice from Landlord of such breach or failure to comply; or in the event such breach or failure is curable but cannot be cured within thirty (30) days and Tenant does not commence to cure such breach or failure promptly within such thirty (30) day period and continuously thereafter pursue such cure and remedy such breach or failure within a reasonable period of time, not to exceed an additional 90 days.

     22.02 Upon the occurrence of an Event of Default, Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease:

          (a) Landlord, with or without terminating this Lease, may immediately or at any time thereafter re-enter the Leased Premises and correct or repair any condition which shall constitute a failure on Tenant's part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this Lease or of any notice given Tenant by Landlord pursuant to the terms of this Lease, and Tenant shall fully reimburse and compensate Landlord on demand for Landlord's actual costs so incurred.

          (b) Landlord, with or without terminating this Lease, may immediately or at any time thereafter demand in writing that Tenant vacate the Leased Premises and thereupon Tenant shall immediately vacate the Leased Premises and remove therefrom all property thereon belonging to or placed in the Leased Premises by, at the direction of, or with consent of Tenant, whereupon Landlord shall have the right to re-enter and take possession of the Leased Premises. Any such demand, reentry and taking possession of the Leased Premises by Landlord, shall not of itself constitute an acceptance by Landlord of a surrender of this Lease, or of the Leased Premises by Tenant, and shall not of itself constitute a termination of this Lease by Landlord.

          (c) Landlord, with or without terminating this Lease, may immediately or at any time thereafter, reenter the Leased Premises pursuant to a court order and remove therefrom Tenant and all property belonging to or placed on the Leased Premises by, at the direction of, or with consent of Tenant. Any such re-entry and removal by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Leased Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord.

          (d) Landlord, with or without terminating this Lease, may immediately or at any time thereafter use reasonable efforts to relet the Leased Premises or any part thereof, without cost to Landlord (it being agreed that "reasonable efforts" does not require Landlord to make any effort to relet the Leased Premises or any portion thereof in preference to any unleased space or space leased or subleased by Landlord or its affiliates in other buildings) for such time or times, at such rental or rentals and upon such other terms and conditions as Landlord in its sole, but reasonable judgment (taking into account the fair market rental value of the Leased Premises) deems advisable, and Landlord may make any alterations or repairs to the Leased Premises which it in its reasonable determination may be necessary or proper to facilitate such reletting; and Tenant shall pay all reasonable costs of such reletting including but not limited to the cost of any such alterations and repairs to the Leased Premises, reasonable attorneys' fees actually incurred, leasing inducements, and brokerage commissions; and if this Lease shall not have been terminated, Tenant shall continue to pay all rent due under this Lease up to and including the date of beginning of payment of rent by any subsequent tenant of part or all of the Leased Premises, and thereafter Tenant shall pay monthly during the remainder of the term of this Lease the difference, if any, between the rent and other charges collected from any such subsequent tenant or tenants and the rent and other charges reserved in this Lease, but Tenant shall not be entitled to receive any excess of any such rents collected over the rent reserved herein.

          (e) Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Tenant of notice of such termination; upon such termination Landlord shall recover from Tenant all damages that Landlord may suffer by reason of such termination including, without limitation, all arrearages in rentals, reasonable costs, charges, additional rentals, and reimbursements, the cost (including court costs and reasonable attorneys' fees actually incurred) of recovering possession of the Leased Premises, the actual or estimated (as reasonably estimated by Landlord) cost of any alteration of or repair to the Leased Premises which is necessary or proper to prepare the same for reletting and, in addition thereto, Landlord shall have and recover from Tenant an amount equal to the present value (discounted at a rate per annum equal to the discount rate of the Federal Reserve Bank of Atlanta at the time the Event of Default occurs) of the rental to be paid by Tenant for the remainder of the lease term, over the present value (discounted at the same rate) of the fair market value of the Leased Premises for the remainder of the lease term.

     22.03 If Landlord re-enters the Leased Premises or terminates this Lease pursuant to any of the provisions of this Lease, Tenant hereby waives all claims for damages which may be caused by such re-entry or termination by Landlord's reasonable acts complying with the provisions of this Lease. No such reentry or termination shall be considered or construed to be forcible entry.

     22.04 "Events of Default by Landlord" under this Lease shall be deemed to be the situations where Landlord shall fail to comply with any term, provision or covenant of this Lease and shall not commence to cure such failure within thirty (30) days after written notice thereof and diligently and in good faith continue to cure the default until completion. If the default cannot reasonably be cured within such thirty (30) day period, Landlord shall not be in default if Landlord commences to cure the default within the thirty (30) day period and diligently and in good faith continues to cure the default until completion. In no event shall Landlord's right to cure extend beyond ninety (90) days following written notice from Tenant, unless such period is extended by Tenant Delays or Excusable Delays.

     22.05 Upon the occurrence of any Event of Default by Landlord, Tenant shall have the right to perform the obligations of Landlord and Tenant shall have Landlord reimburse Tenant on demand for any reasonable and necessary costs and expenses which Tenant may have incurred.

                                 ARTICLE XXIII

                                ATTORNEY'S FEES
                                ---------------

     23.01 If Landlord and Tenant litigate any provision of this Lease or the subject matter of this Lease, the unsuccessful litigant will pay to the successful litigant all costs and expenses, including reasonable attorneys' fees and court costs, incurred by the successful litigant at trial and on any appeal. If, without fault, either Landlord or Tenant is made a party to any litigation instituted by or against the other, the other will indemnify the faultless one against all loss, liability, and expense, including reasonable attorneys' fees and court costs, incurred by it in connection with such litigation.

                                  ARTICLE XXIV

                                  CONDEMNATION
                                  ------------

     24.01 If, at any time during the term of this Lease, title to the entire Leased Premises should become vested in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrence antedating such taking. The same results shall follow if less than the entire Leased Premises be thus taken, or transferred in lieu of such a taking, but to such extent that it would be not feasible or commercially impractical for Tenant to reasonably conduct his trade or business therein.

     24.02 Should there be such a partial taking or transfer in lieu thereof, but not to such an extent as to make such continued occupancy and operation by Tenant not feasible or commercially impractical, then this Lease shall continue on all of its same terms and conditions subject only to an equitable reduction in rent proportionate to the effect (if any) of such taking on Tenant's continued occupancy and operation.

     24.03 Subject to section 24.04 below, in the event of any such taking or transfer, whether or not it covers the entire Leased Premises or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any such rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages, or otherwise; provided, however, that Tenant may separately claim and receive from the condemning authority (but not from Landlord), for compensation for Tenant's removal and relocation costs and/or business interruption, the value of any of Tenant's property taken, and any alterations, additions or improvements made by Tenant.

     24.04 If all or any part of the Leased Premises shall be the subject of a temporary taking, this Lease shall nevertheless remain in full force and effect, and Tenant shall continue to be responsible for all of its obligations hereunder insofar as Tenant's ability and authority to comply with such obligations are not affected by such taking including, without limitation, the payment of all base rental and additional rent. The award for any such temporary taking payable for any period prior to the expiration date of this Lease shall be paid to Tenant and the award for any temporary taking for any period thereafter shall be paid to Landlord. A taking or transfer in lieu of taking shall be deemed to be a temporary taking if the term of such taking does not extend beyond the then current lease term.

                                  ARTICLE XXV

                                    NOTICES
                                    -------

     25.01 Prior to the Commencement Date of this Lease, all notices, statements, demands, requests, consents, approvals, authorization, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, if sent by facsimile to the number for each party set forth below or by certified mail, return receipt requested, postage prepaid, at the address for each party set forth below:

     (a) To Tenant at 1828 Meca Way, Norcross, Georgia 30093, Attention: David Ellin, Facsimile No. 770-717-2111, with a copy to such other place as Tenant may from time to time designate by notice to Landlord.

     (b) To Landlord at 4497 Park Drive, Norcross, Georgia 30093, Facsimile No._____________, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

     25.02  Following the Commencement Date, the numbers and addresses shall be:

     (a) To Tenant at the Leased Premises, Attention: David Ellin, Facsimile No. _________________, with a copy to such other place as Tenant may from time to time designate by notice to Landlord.

     (b) To Landlord at 4497 Park Drive, Norcross, Georgia 30093, Facsimile _______________, with a copy to such other place as Landlord may from time-to-time designate by notice to Tenant.

     25.03 All notices shall be deemed received five (5) days after being deposited in the mail in accordance with the foregoing provisions, or if sent by facsimile on the date of the facsimile transmittal.

                                  ARTICLE XXVI

                                     WAIVER
                                     ------

     26.01 The waiver by either party of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                                 ARTICLE XXVII

                             EFFECT OF HOLDING OVER
                             ----------------------

     27.01 If Tenant should remain in possession of the Leased Premises after the expiration of the lease term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month to month tenancy, except that the rent payable pursuant to subsection 3.01 hereof shall be 125% of the rent payable pursuant to subsection 3.01 for any month or portion thereof during the first thirty (30) days of any holdover period. In such event, Landlord shall have the right to terminate such tenancy-at-sufferance by giving Tenant fifteen (15) business days prior written notice of such termination.

                                 ARTICLE XXVIII

                                 SUBORDINATION
                                 -------------

     28.01 This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to each Mortgage which may now or hereafter affect Landlord's fee simple title to the Leased Premises and to any modifications, renewals, consolidations, extensions or replacements thereof; provided, however, that such subordination is conditioned upon the holder of any such Mortgage first executing and delivering to Tenant a Subordination, Non-Disturbance and Attornment Agreement as described in section 28.02 below. Subject to the provisions of the immediately preceding sentence, Tenant agrees to recognize and attorn to any party succeeding to the interest of Landlord as a result of the enforcement of any Mortgage, and to be bound to such party under all of the terms, covenants, and conditions of this Lease, for the balance of the term of this Lease, including renewal terms, with the same force and effect as if such party were the original Landlord under this Lease.

     28.02 Upon the request of Landlord, the lessor under any such Prime Lease or the holder of any Mortgage, Tenant agrees to execute a Subordination, Non-Disturbance and Attornment Agreement with respect to each Mortgage or other instrument from time to time encumbering fee simple title to the Leased Premises. Tenant agrees to execute and deliver any Subordination, Non-Disturbance and Attornment Agreement substantially in the form attached hereto as Exhibit "E" ("SNDA"), or in such other form as Landlord or the holder of such Mortgage shall reasonably request. Notwithstanding anything to the contrary in this Lease: (i) Tenant's obligations under this Lease shall be contingent upon (and only Tenant shall have the right to waive such contingency) Tenant, Landlord and all of the holders of Mortgages on the Leased Premises each executing an SNDA prior to the Commencement Date; and (ii) Landlord covenants to deliver to Tenant an SNDA executed by each of the holders of Mortgages on the Leased Premises and Landlord prior to the Commencement Date.

     28.03 Notwithstanding the foregoing provisions of this Article 28, Tenant shall, upon demand, at any time or times, execute, acknowledge and deliver to Landlord or holder of any Mortgage, any and all instruments that may be necessary to make this Lease superior to the lien of such Mortgage, and each renewal, modification, consolidation, replacement and extension thereof.

                                  ARTICLE XXIX

                              ESTOPPEL CERTIFICATE
                              --------------------

     29.01 Upon ten (10) days notice from Landlord to Tenant, Tenant shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Landlord may reasonably require and stating the following: (i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this Lease; (vi) the nature of any default or claimed default hereunder by Landlord; (vii) that Tenant is not in default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Tenant hereunder and (viii) such other statements as Landlord may reasonably require.

     29.02 Upon ten (10) days notice from Tenant to Landlord, Landlord shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Tenant may reasonably require and stating the following: (i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this Lease; (vi) the nature of any default or claimed default hereunder by Tenant; (vii) that Landlord is not in default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Landlord hereunder and (viii) such other statements as Tenant may reasonably require.

                                  ARTICLE XXX

                                    PARKING
                                    -------

     30.01 Tenant agrees to park all Tenant's trucks in the designated parking spaces, if any such exist, at the rear of the Building. "Parking" as used herein means the use by Tenant's employees, its visitors, invitees, and customers for the parking of motor vehicles for such periods of time as are reasonably necessary in connection with use of and/or visits to the Leased Premises. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord in its reasonable discretion will be towed from the Leased Premises and all costs therein shall be borne by the Tenant.

                                  ARTICLE XXXI

                              MORTGAGE PROTECTION
                              -------------------

     31.01 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any holder of a Mortgage covering the Leased Premises whose address shall have been furnished to Tenant, and shall offer such Mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. Tenant shall accept cure by Landlord's Mortgagee; provided, however, such cure must occur within the same time period provided for a Landlord cure under the Lease.

                                 ARTICLE XXXII

                             RULES AND REGULATIONS
                             ---------------------

     32.01 Tenant shall comply with all covenants, restrictions and other matters of record in the deed records of the county in which the Leased Premises are located which affect or encumber the Leased Premises, the Building or the Land.

                                 ARTICLE XXXIII

                             BROKERAGE COMMISSIONS
                             ---------------------

     33.01 Landlord and Tenant acknowledge that Carter & Associates, L.L.C. ("Broker") has represented Tenant in connection with this Lease. Broker's commission, however, shall be payable by Landlord. Landlord shall pay to Broker a leasing commission in an amount as set forth in a separate agreement between Broker and Landlord. The parties hereto do acknowledge and agree that that certain Commission Agreement dated September 15, 1997, by and between Weeks Development Partnership, a Georgia general partnership, as lessor/owner and Carter & Associates, L.L.C. as broker is hereby incorporated into this lease as if same were repeated in full. Broker acknowledges that Broker is not entitled to any other compensation in connection with this Lease other than as expressly provided hereinabove.

     33.02 Landlord and Tenant each represents and warrants to the other that it has not dealt with any broker, agent, commission salesman or other person (other than Broker) in the negotiations for and procurement of this Lease and of the Leased Premises and that no commissions, fees, or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesman or other person (other than Broker) as a result of any such dealings. Landlord and Tenant each hereby agrees to indemnify the other and hold the other harmless from and against any and all claims, suits or judgments or in the enforcement of this indemnity for any fees, commissions or compensation of any kind which arise out of or in any way connected with any claimed dealings or relationship with the indemnifying party.

     33.03 Broker represents and warrants to Landlord and Tenant that Broker has not dealt with any broker, agent, commission salesman or other person in the negotiations for and procurement of this Lease and of the Leased Premises, and that no commissions, fees, or other compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesman or other person as a result of any such dealings. Broker agrees to indemnify Landlord and Tenant and hold Landlord and Tenant harmless from and against any and all claims, suits or judgments (including without limitation, reasonable attorneys' fees and court costs incurred in connection with any such claims, suits or judgments or in the enforcement of this indemnity) for any fees, commissions or

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

compensation of any kind which arise out of or in any way connected with any claimed dealings or relationship with Broker.

     33.04 Broker has executed this Lease solely for the purpose of agreeing to the provisions of this Article 34 and for no other purpose.

                                 ARTICLE XXXIV

                                     DELAYS
                                     ------

     34.01 Definition. The term "Excusable Delays" shall mean any delay due to war, natural catastrophe, future order of any government, court or regulatory body claiming jurisdiction, blockage, embargo, or similar regulation or order of any government or other regulatory body, storm, flood, washout, adverse weather conditions, inability to obtain or delay in obtaining permits for reasons beyond the control of the party seeking such permits, (provided that applications for permits have been made within a reasonable time), or inability to obtain any approval or consent required under the Protective Covenants for reasons beyond the control of the party seeking such approval or consent, or any other cause whatsoever beyond the reasonable control of the party from whom performance is required, whether or not similar to any of the causes stated above; provided, however, that a party's lack of funds or a party's failure, refusal or neglect to pay any amount due hereunder shall not be deemed to be a cause beyond the control of such party.

     34.02 Performance Excused. Landlord and Tenant shall each be excused for the period of any Excusable Delay from, and shall not be deemed in default with respect to, the performance of any of the terms, covenants and conditions of this Lease to be performed by such party when prevented from doing so by Excusable Delays; provided, however, that nothing contained in this section shall excuse a party's performance or prohibit the other party from exercising any remedy in any circumstance in which any other provision of this Lease expressly provides that such party is not excused or that such remedy may be exercised notwithstanding or without regard to the existence of all or certain Excusable Delays.

     34.03 The term "Tenant Delays" shall mean and refer to delays directly attributable to or caused by Tenant or Tenant's employees or agents, including any failure by Tenant to make any decision within the time frame specified in the Construction Schedule, except those delays contributed to by Landlord or Landlord's employees, agents, contractors or invitees.

     34.04 The time period for any Excusable Delay or Tenant Delay hereunder shall not be deemed to have commenced until a party claiming such delay sends notice to the other party that such delay has occurred. Notwithstanding the

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

foregoing, a party claiming a delay can set a date in such notice up to five (5) days prior to the date the notice is sent and this date shall be deemed the commencement of such delay; provided that, the delay did in fact commence on such day. Any Excusable Delay or Tenant Delay shall continue only as long as necessary in the reasonable determination of the party claiming such delay, and only so long as the party claiming such delay exercises due diligence to remove and overcome such delay.


                            MISCELLANEOUS PROVISIONS
                            ------------------------

     A. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

     B. The headings or titles to sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

     C. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

     D.  Time is of the essence of each term and provision of this Lease.

     E. Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

     F. Subject to Article 19, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant.

     G. Except as otherwise expressly provided herein, all covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

     H. Where the consent, approval or acceptance of a party is required, the party agrees that such consent, approval or acceptance shall not be unreasonably withheld, conditioned or delayed.

     I. This Lease shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in section 19.01 hereof.

     J. Tenant acknowledges and agrees that Landlord shall not provide guards or other security protection for the Leased Premises and that any and all security protection shall be the sole responsibility of Tenant; provided,
                                                                --------
however, that if Landlord and Tenant reasonably determine that security
-------
protection would assist to prevent vandalism or other mischief at the Leased Premises, then Landlord shall hire reasonable security protection for the Leased Premises and 50% of such costs can be charged to Tenant as CAM.

     K.  This Lease shall be governed by Georgia law.

     L. Both parties shall execute a memorandum of this Lease for the purpose of recordation attached as Exhibit "F" contemporaneous with the execution of the Lease. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the lease term, the renewal and purchase options, and shall incorporate this Lease by reference. Said memorandum or short form of this Lease shall not include the economic terms of this Lease unless both parties consent.

     M. Except as otherwise expressly provided herein, Landlord's liability for performance of its obligations under the terms of this Lease shall be limited to its interest in the Leased Premises, and neither Landlord, nor any officer, director, shareholder or partner of Landlord, or of any partner of Landlord, shall have any personal liability whatsoever with respect to this Lease. Landlord's exculpation of liability hereunder shall not apply to any liability of Landlord resulting from its failure to timely deliver the Leased Premises to Tenant.

     IN WITNESS WHEREOF, the parties hereto who are individuals have set their hands and seals, and the parties who are corporations have caused this instrument to be duly executed by its proper officers and its corporate seal to be affixed, as of the day and year first above written.

                                            LANDLORD:

Signed, sealed and delivered                WEEKS DEVELOPMENT PARTNERSHIP, a Georgia general
as to the Landlord, in the                  partnership
presence of:
 /s/                                        By:  Weeks Realty Services, Inc., a Georgia
-------------------------------                  corporation, its managing general partner
Unofficial Witness
 /s/                                        By: /s/ Forrest Robinson
-------------------------------                --------------------------------------------
Notary Public                               Name: Forrest Robinson
                                                 ------------------------------------------
                                            Its:  President/COO
                                                -------------------------------------------

                                                             (CORPORATE SEAL)

                                            TENANT:

Signed, sealed and delivered                INNOTRAC CORPORATION
as to the Tenant, in the
presence of:

                                            By: /s/ David Ellin
 /s/                                           -------------------------------------------
-------------------------------             Name: David Ellin
Unofficial Witness                               -----------------------------------------
 /s/                                        Its:  Sr. V.P. & COO
-------------------------------                  -----------------------------------------
Notary Public                                                (CORPORATE SEAL)


                                            BROKER:

Signed, sealed and delivered                CARTER & ASSOCIATES, L.L.C.
as to the Broker, in the
presence of:

                                            By: /s/ George P. Edwards
 /s/                                            ------------------------------------------
-------------------------------             Name: George P. Edwards
Unofficial Witness                               -----------------------------------------
                                            Its:  Authorized Agent
                                                 -----------------------------------------
 /s/                                                         (CORPORATE SEAL)
-------------------------------
Notary Public

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